UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2015 (October 31, 2015)

Major League Football, Inc.
(Exact name of registrant as specified in its charter)

Delaware	00-51132	20-1568059
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6230 University Parkway, Suite 301, Lakewood Ranch, FL	34240
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (774) 213-1995

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On October 31, 2015, the registrant issued (i) 2,330,328 shares of its common stock pursuant to the conversion of $699,098 (representing principal and interest) in outstanding 4% unsecured promissory notes, which equals $.30 per; and (ii) one (1) year warrants to purchase up to 2,330,328 shares of its common stock at the strike price of $ 0.30 per share. The securities issued upon the conversion of the outstanding 4% unsecured promissory notes are restricted.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAJOR LEAGUE FOOTBALL, INC.

By:	/s/Michael D. Queen
Michael D. Queen, Executive V.P.

Dated: November 5, 2015